UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2017

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.

NeoPhotonics Corporation
2911 Zanker Road
San Jose, California 95134
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +1 (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 14, 2017, NeoPhotonics (China) Co., Ltd. (the “Subsidiary”), an indirect wholly-owned Chinese subsidiary of NeoPhotonics Corporation (the “Company”), entered into a Comprehensive Credit Granting Contract (the “Credit Agreement”) with China CITIC Bank (“CITIC Bank”) that provides for a credit line in the aggregate principal amount of RMB 250  million (approximately $37.8 million) (the “Credit Line”).  The purpose of the Credit Line is to provide short-term borrowings, bank acceptance drafts and letters of credit for the Subsidiary’s operations in China.

The Credit Line is available from December 14, 2017 to November 17, 2018.  Interest on borrowings under the Credit Agreement will be based on market interest rates at the time of borrowing, varying with the type of loan.  The overall Credit Line is unsecured.

The Credit Agreement contains customary representations, warranties and covenants applicable to the Subsidiary, as well as customary events of default.  Upon an event of default, CITIC Bank may, among other things, accelerate the loans extended under the Credit Line.

In addition to the new Credit Agreement with CITIC Bank, the Subsidiary drew down $17.0 million under one of its existing line of credits with Pudong Bank and anticipates repaying a separate loan of $17.0 million with CITIC Bank under a previously expired credit facility, which is due on January 2, 2018.  The Company expects that funds for this repayment will be made through inter-company trade related settlements between the Company and the Subsidiary.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference in its entirety.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Comprehensive Credit Granting Contract, dated December 14, 2017, by and between NeoPhotonics (China) Co., Ltd. and China CITIC Bank (Translation to English of Chinese original agreement).

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017	NEOPHOTONICS CORPORATION

	By:	/s/ Elizabeth Eby
Elizabeth Eby
Chief Financial Officer

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